Ticker Symbol By Class
I
Miller Convertible Plus Fund	MCPIX

Supplement dated November 1, 2019

to the SAI dated March 1, 2019

Effective immediately, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Convertible Plus Fund’s (the Fund”) management fee from 1.95% to 0.95%. Accordingly, the following sections of the SAI are revised as follows:

The following replaces the “Miller Convertible Plus Fund” portion of the “Investment Advisor” section on pages 44 and 45 of the SAI:

The Investment Advisory Agreement for Miller Convertible Plus Fund was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 24, 2014. The Investment Advisory Agreement provides that Miller Convertible Plus Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at an annualized rate of 0.95% of the Fund’s average daily Managed Assets during the preceding month. Prior to November 1, 2019, the Investment Advisory Agreement provided that Miller Convertible Plus Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at an annualized rate of 1.95% of the Fund’s average daily Managed Assets during the preceding month. “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings. The table below states the amount of advisory fees earned by the Advisor with respect to the Miller Convertible Plus Fund for the fiscal years ended October 31, 2016, 2017 and 2018.

Fiscal Year End	Management Fee	Fees Earned by the Advisor	Advisory Fees Waived	Net Fees Earned by the Advisor
October 31, 2016	2.81%	$1,348,641	$234,298	$1,114,343
October 31, 2017	2.86%	$3,754,490	$198,827	$3,555,663
October 31, 2018	2.87%	$3,925,625	$1,563,016	$2,362,609

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information each dated March 1, 2019, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.